UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
February 28, 2002
(Date of earliest event reported)

VESTA INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	63-1097283
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3760 River Run Drive	35243
Birmingham, Alabama	(Zip Code)
(Address of principal executive offices)

(205) 970-7000
(Registrant's telephone number, including area code)

Item 5.   Other Events.

On February 28, 2002, the Registrant issued a press release announcing its results for the fourth quarter of 2001. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
   (c)       Exhibits

                            Exhibit No.          Description
                               99.1                  Press Release dated February 28, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of February 28, 2002.

VESTA INSURANCE GROUP, INC.

By:   /s/   Donald W. Thornton
Its:          Senior Vice President --
              General Counsel and Secretary

EXHIBIT 99.1

FOR IMMEDIATE RELEASE                                                                        Contact:   Charles R. Lambert
                                                                                                                             Manager – Investor Relations
                                                                                                                             (205) 970-7030
                                                                                                                             CLambert@vesta.com

VESTA REPORTS FOURTH QUARTER AND YEAR END RESULTS

2001 Revenues Increase by 40% Over Prior Year;
Vesta's Life & Health Segment Continues Excellent Results

     BIRMINGHAM, Ala. - February 28, 2002 - Vesta Insurance Group, Inc. (NYSE: VTA) today reported a 40% increase in revenue in 2001 and its life and health segment continues to provide an excellent return on investment with a 128% increase in pre-tax income from continuing operations in 2001 compared to 2000.

     Vesta reported a net operating loss from continuing operations of $2.6 million, or $0.08 per diluted share, for the quarter ending December 31, 2001 compared to operating earnings of $2.3 million, or $0.09 per diluted share, for the corresponding period in 2000. For the year ended December 31, 2001, Vesta reported net operating earnings from continuing operations of $6.1 million, or $0.23 per diluted share, compared to net operating earnings of $9.7 million, or $0.40 per diluted share, for 2000.

     Including non-recurring items, the Company reported a net loss from continuing operations of $2.0 million, or $0.06 per diluted share, in the fourth quarter of 2001 compared to earnings of $2.1 million, or $0.09 per diluted share, in the corresponding period in 2000. For the year ended December 31, 2001, the net loss from continuing operations was $10.3 million, or $0.39 per diluted share, compared to earnings of $8.3 million, or $0.34 per diluted share, for 2000.

     "While we are disappointed in our fourth quarter results, which include a number of unusual items that negatively affected our operating results, we remain committed to our strategic plan which is producing significant revenue growth," said James E. Tait, Chairman of Vesta Insurance Group. "We are comfortable that we will meet analysts' forecasts of operating earnings for 2002."

Segment Results

     Vesta's standard property-casualty business reported net written premium of $77.0 million in the fourth quarter of 2001 compared to $47.0 million in the same period of 2000. The Company's GAAP combined ratio for the fourth quarter was 110.1% for its standard property-casualty segment. For fiscal year 2001, the Company's combined ratio was 99.7%.

     The standard property-casualty results included a $4.0 million pre-tax charge to increase reserves and approximately $2.0 million of unusual expenses, including guaranty fund assessments related to the insolvency of Reliance Insurance Co. and bad debt expense in the quarter.

     Our non-standard auto business segment broke even in the fourth quarter, as a result of income generated from strategic acquisitions completed in the period. The acquisition strategy has continued in the first quarter and company management is confident in continued improvement in 2002 as Vesta builds its retail agency operations and grows in the non-standard auto market.

     Vesta's life and health segment posted $1.9 million in net operating earnings from continuing operations in the quarter, a 25% increase from the corresponding period in 2000. The Company also reported $1.2 million in losses, net of tax and minority interest, in the fourth quarter due to investments in Enron Corporation and $1.7 million in realized losses, net of tax and minority interest, related to collateral loans.

     From October 1, 2001 to February 28, 2002, Vesta has repurchased 963,800 shares of its common stock at a cost ranging from $5.64 to $6.99 per share.

     The Company's debt to total capital ratio was 33.8% as of December 31, 2001 compared to 36.7% as of December 31, 2000. On February 5, 2002, Vesta issued approximately 534,000 shares of common stock in exchange for $4.6 million face value of the Company's 8.75% Senior Debentures due 2025 and $.8 million face value of the Company's 8.525% Deferrable Capital Securities due 2027. On a pro forma basis, as of December 31, 2001, Vesta's debt to total capital ratio is 32.5%.

About Vesta Insurance Group, Inc.

     Vesta, headquartered in Birmingham, Ala., is a holding company for a group of insurance and financial services companies that offer a wide range of consumer-based products.

This news release contains statements concerning management's beliefs, plans or objectives for Vesta's future operations or financial performance, including operating earnings and segment profitability. These statements, whether expressed or implied, are only predictions and should be considered "forward-looking statements" under applicable securities laws. You should be aware that Vesta's actual operations and financial performance, including its combined ratio for the fiscal year ended December 31, 2002, may differ materially from those reflected in these forward-looking statements. Some of the factors that could affect the forward-looking statements contained herein include, without limitation: that further adverse development occurs in discontinued operations; that competitors may decide to target the Company's customer base by offering lower priced insurance; that the Company's independent agents may decide to discontinue sales of the Company's insurance to the individuals they represent; that new policy application levels may not rise to levels necessary to generate sufficient premium volume to achieve its financial performance goals; that A.M. Best may downgrade the Company's rating; that the Company is unable to execute its non-standard auto agency acquisition strategy; and that Vesta may ultimately be unable to recover a significant amount of paid losses currently reflected on its published financial statements as recoverable under a reinsurance treaty. Please refer to the documents Vesta files from time to time with the Securities and Exchange Commission, specifically Vesta's most recent Form 10-K and Exhibit 99.1 attached thereto and the Prospectus dated June 20, 2001, which contains and identifies additional important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

# # #

Vesta Insurance Group, Inc.
4th Quarter 2001 Segment Comparison
(amounts in thousands)

                                                        Life and Health     Standard          Non-Standard      Specialty Lines     Corp & Other      Consolidated
                                                          Insurance      Property-Casualty        Auto
                                                        2001    2000     2001      2000       2001     2000      2001     2000     2001    2000      2001     2000
                                                       ---------------- -------------------- ------------------ ----------------- ----------------  -------------------
Revenues:
     Net premiums written                                $8,260 $1,515   $76,984  $ 46,951                        $5,460 $1,822                     $90,704   $50,288
     (Increase) decrease in unearned premiums                --     --   (16,364)    5,572                          (819)  (866)                    (17,183)    4,706
                                                       ---------------- -------------------- ------------------ -----------------                   -------------------

     Net premiums earned                                  8,260  1,515    60,620    52,523        --       --      4,641    956                      73,521    54,994
     Net investment income                               11,356 10,742        --        --      $ 16       --         --     --   $ 4,383 $ 6,046    15,755    16,788
     Policy fees                                          1,045  1,035     1,262        --        --       --        156     --        --     --      2,463     1,035
     Other                                                  511    201       132        34     4,795       --      1,087    819     1,970   (757)     8,495       297
                                                       ---------------- -------------------- ------------------ ----------------- ----------------  -------------------

              Total revenues                             21,172 13,493    62,014    52,557     4,811       --      5,884  1,775     6,353  5,289    100,234    73,114
Expenses:
     Policyholder benefits                               10,019  5,308        --        --        --       --         --     --        --     --     10,019     5,308
     Loss and LAE expenses incurred                          --     --    44,228    32,312        --       --      3,700    605        --     --     47,928    32,917
     Policy acquisition expenses                          2,534   (472)   13,699    13,018        --       --      1,127    210        --     --     17,360    12,756
     Operating expenses                                   2,705  2,831    10,213     6,277     4,687       --         65     --     4,474  3,171     22,144    12,279
     Interest on debt                                     1,889  2,682        --        --        83       --         --     --     2,394  2,069      4,366     4,751
     Goodwill and other intangible amortization              --     --        --        --        --       --         --     --       964    486        964       486
                                                       ---------------- -------------------- ------------------ ----------------- ----------------  -------------------

              Total expenses                             17,147 10,349    68,140    51,607     4,770       --      4,892    815     7,832  5,726    102,781    68,497

Income (loss) from continuing operations
     before income taxes deferrable
     capital securities, and minority interest            4,025  3,144    (6,126)      950        41       --        992    960    (1,479)  (437)    (2,547)    4,617
Income taxes (benefit)                                    1,409    889    (2,144)      335        14       --        347    326      (517)  (237)      (891)    1,313
Deferrable capital securities, net of tax                    --     --        --        --        --       --         --     --       241    273        241       273
Minority interest in subsidiary, net of tax                 711    737        --        --        37       --         --     --        --     --        748       737
                                                       ---------------- -------------------- ------------------ ----------------- ----------------  -------------------

              Net operating earnings (loss)
                from continuing operations               $1,905 $1,518   $(3,982)    $ 615     $ (10)      --      $ 645  $ 634  $ (1,203)$ (473)  $ (2,645)  $ 2,294
                                                       ================ ==================== ================== ================= ================  ===================

              Litigation settlement (charge)
                  reversal, net of tax                                                                                              3,250             3,250
              Realized gains (losses), net of
                  tax and minority nterest               (2,186)                                                                     (383)  (170)    (2,569)    (170)
                                                       ---------------- -------------------- ------------------ ----------------- ----------------  -------------------

              Net income (loss) from continuing
                  operations                          $ (281)$ 1,518  $ (3,982)    $ 615     $ (10)      --      $ 645  $ 634     $ 1,664 $ (643)  $ (1,964)  $ 2,124
                                                       ================ ==================== ================== ================= ================  ===================

*Excludes realized investment gains and losses

Vesta Insurance Group, Inc.
2001 Segment Comparison
(amounts in thousands)

                                                        Life and Health     Standard          Non-Standard      Specialty Lines     Corp & Other      Consolidated
                                                          Insurance      Property-Casualty        Auto
                                                        2001    2000     2001      2000       2001     2000      2001     2000     2001    2000      2001     2000
                                                       ---------------- -------------------- ------------------ ----------------- ----------------  -------------------
Revenues:
     Net premiums written                               $30,572 $3,093  $263,962  $205,461                       $11,789 $2,188                    $306,323 $210,742
     (Increase) decrease in unearned premiums                --     --   (17,899)    7,348                        (1,620)(1,091)                    (19,519)    6,257
                                                       ---------------- --------------------                    -----------------                   -------------------

     Net premiums earned                                 30,572  3,093   246,063   212,809        --       --     10,169  1,097                     286,804   216,999
     Net investment income                               43,494 21,360        --        --     $ 325       --         --     --   $20,099 $24,543    63,918    45,903
     Policy fees                                          3,971  2,209     3,547     2,177        --       --        156     --        --     --      7,674     4,386
     Other                                                1,060    712       718        --     5,892       --      4,237    977     4,513   (786)    16,420       903
                                                       ---------------- -------------------- ------------------ ----------------- ----------------  -------------------

              Total revenues                             79,097 27,374   250,328   214,986     6,217       --     14,562  2,074    24,612 23,757    374,816   268,191
Expenses:
     Policyholder benefits                               35,950  9,610        --        --        --       --         --     --        --     --     35,950     9,610
     Loss and LAE expenses incurred                          --     --   161,599   124,772        --       --      7,997    660        --     --    169,596   125,432
     Policy acquisition expenses                          8,092    619    54,795    52,361        --       --      2,356    244        --     --     65,243    53,224
     Operating expenses                                  12,520  5,855    32,356    26,616     9,087       --        276     --    15,369 11,103     69,608    43,574
     Interest on debt                                     8,584  5,179        --        --        83       --         --     --     8,898  9,926     17,565    15,105
     Goodwill and other intangible amortization              --     --        --        --        --       --         --     --     3,394  1,591      3,394     1,591
                                                       ---------------- -------------------- ------------------ ----------------- ----------------  -------------------
              Total expenses                             65,146 21,263   248,750   203,749     9,170       --     10,629    904    27,661 22,620    361,356   248,536

Income (loss) from continuing operations
   before income taxes deferrable capital
   securities, and minority interest                     13,951  6,111     1,578    11,237    (2,953)      --      3,933  1,170    (3,049) 1,137     13,460    19,655
Income taxes (benefit)                                    4,427  1,720       838     3,833    (1,034)      --      1,377    398    (1,068)   434      4,540     6,385
Deferrable capital securities, net of tax                    --     --        --        --        --       --         --     --     1,394  1,986      1,394     1,986
Minority interest in subsidiary, net of tax               2,307  1,595        --        --      (897)      --         --     --        --     --      1,410     1,595
                                                       ---------------- -------------------- ------------------ ----------------- ----------------  -------------------

              Net operating earnings (loss)
              from continuing operations                 $7,217  2,796      $740    $7,404   $(1,022)      --     $2,556   $772  $ (3,375)$(1,283)   $6,116    $9,689
                                                       ================ ==================== ================== ================= ================  ===================
              Litigation settlement (charge) reversal,
                net of tax                                                                                                        (16,250)          (16,250)
              Realized gains (loss), net of tax
                and minority interest                    (1,537)                                                                    1,389 (1,340)      (148)   (1,340)
                                                       ---------------- -------------------- ------------------ ----------------- ----------------  -------------------

              Net income (loss) from continuing
                operations                               $5,680  $2,796     $ 740   $ 7,404  $ (1,022)      --    $ 2,556  $ 772 $(18,236)$(2,623) $(10,282)   $8,349
                                                       ================ ==================== ================== ================= ================  ===================

  *Excludes realized investment gains and losses

Vesta Insurance Group, Inc.
Quarter vs. Quarter and YTD vs. YTD
(amounts in thousands), except per share data

                                                                 3 Months Ended December 31,   12 Months Ended December 31,
                                                                   2001          2000              2001          2000
                                                               ------------- --------------    ------------- --------------
Revenues:
    Net premiums written                                           $ 90,704       $ 50,288        $ 306,323      $ 210,742
    (Increase) decrease in unearned premiums                        (17,183)         4,706          (19,519)         6,257
                                                               ------------- --------------    ------------- --------------

    Net premiums earned                                              73,521         54,994          286,804        216,999
    Net investment income                                            15,755         16,788           63,918         45,903
    Policy fees                                                       2,463          1,035            7,674          4,386
    Other                                                             8,495            297           16,420            903
                                                               ------------- --------------    ------------- --------------

             Total revenues                                         100,234         73,114          374,816        268,191
Expenses:
    Policyholder benefits                                            10,019          5,308           35,950          9,610
    Loss and LAE expenses incurred                                   47,928         32,917          169,596        125,432
    Policy acquisition expenses                                      17,360         12,756           65,243         53,224
    Operating expenses                                               22,144         12,279           69,608         43,574
    Interest on debt                                                  4,366          4,751           17,565         15,105
    Goodwill and other intangible amortization                          964            486            3,394          1,591
                                                               ------------- --------------    ------------- --------------
             Total expenses                                         102,781         68,497          361,356        248,536

Income (loss) from continuing operations before income taxes
    deferrable capital securities, and minority interest             (2,547)         4,617           13,460         19,655
Income taxes                                                           (891)         1,313            4,540          6,385
Deferrable capital securities, net of tax                               241            273            1,394          1,986
Minority interest in subsidiary, net of tax                             748            737            1,410          1,595
                                                               ------------- --------------    ------------- --------------

             Net operating earnings (loss)
               from continuing operations                            (2,645)         2,294            6,116          9,689

Securities litigation settlement charge, net of tax                   3,250              -          (16,250)             -
Realized gains (losses), net of tax and minority interest            (2,569)          (170)            (148)        (1,340)

             Net income (loss) from continuing operations            (1,964)         2,124          (10,282)         8,349

Loss from discontinued operations, net of tax                             -         (4,570)         (19,958)        (2,397)
Extraordinary gain on debt extinguishments, net of tax                                   -              910          5,250

Net income (loss)                                                    (1,964)        (2,446)         (29,330)        11,202
Gain on redemption of preferred securities                            1,404          9,190            7,068          9,190
Preferred stock dividend                                                  -         (1,272)            (163)        (3,670)
                                                               ------------- --------------    ------------- --------------

Income (loss) available to common shareholders                       $ (560)       $ 5,472        $ (22,425)      $ 16,722
                                                               ============= ==============    ============= ==============

    Weighted average diluted shares outstanding                      31,985         24,256           26,652         24,255
    Net operating earnings (loss) from continuing
      operations per share                                            (0.08)        $ 0.09           $ 0.23         $ 0.40
    Realized gains (losses) per share                               $ (0.08)       $ (0.01)         $ (0.01)       $ (0.06)
    Net income (loss) from continuing operations per share          $ (0.06)        $ 0.09          $ (0.39)        $ 0.34
    Income (loss) available to common shareholders per share        $ (0.02)        $ 0.28          $ (0.84)        $ 0.84

Vesta Insurance Group, Inc.
Condensed Consolidated Balance Sheet
(amounts in thousands)

                                                                              December 31, 2001          September 30, 2001
                                                                        -------------------------    -----------------------
Assets:

       Invested assets                                                               $ 1,038,353                $ 1,039,244
       Cash                                                                               24,206                     33,375
       Other assets                                                                      780,577                    691,306
                                                                        --------------------------   -----------------------

                   Total assets                                                      $ 1,843,136                $ 1,763,925
                                                                        =========================    =======================

Liabilities:

       Future policy benefits                                                          $ 691,462                  $ 689,068
       Losses and loss adjustment expenses                                               282,311                    275,856
       Unearned premiums                                                                 172,966                    145,259
       Debt                                                                              109,396                     89,405
       Other liabilities                                                                 304,444                    277,003
                                                                        --------------------------    ----------------------

                   Total liabilities                                                   1,560,579                  1,476,591

Deferrable capital securities                                                             23,250                     29,750
Stockholders' equity                                                                     259,307                    257,584
                                                                        --------------------------    ----------------------

                   Total liabilities and stockholders' equity                        $ 1,843,136                $ 1,763,925
                                                                        =========================     ======================

                   Book value per share                                                   $ 7.34                     $ 7.57

                   Book value per share excluding unrealized                              $ 7.12                     $ 7.14
                                investment gains and losses

                   Shares Outstanding at period end*                                      35,323                     34,011

* Excludes shares in the Vesta Agents Stock Incentive Plan Trust